UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 3, 2010
MICHAEL BAKER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-6627	25-0927646

(Commission File Number)	(IRS Employer Identification No.)

100 Airside Drive
Moon Township, Pennsylvania	15108

(Address of Principal Executive Offices)	(Zip Code)
(412) 269-6300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     As reported in Current Report on Form 8-K filed by Michael Baker Corporation (the “Company”) on May 5, 2010, the Company completed the acquisition of The LPA Group Incorporated, The LPA Group of North Carolina, The LPA Group, P.C., The LPA Design Group, Inc., Horizon Architects, P.C., LPACIFIC Group Incorporated, and LPA Group of Canada Inc. (collectively, “The LPA Group”) on May 3, 2010.
     This Form 8-K/A, Amendment No. 1, is being filed to amend item 9.01 of the initial Form 8-K. This amendment provides the audited historical financial statements and the unaudited interim historical financial statements of The LPA Group as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Form 8-K on May 5, 2010.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
     The required audited combined financial statements of The LPA Group as of and for the year ended December 31, 2009 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.
     The required unaudited combined financials statements of The LPA Group as of March 31, 2010 and for the three months ended March 31, 2010 and 2009 are attached hereto as Exhibit 99.4 and are incorporated in their entirety herein by reference.
(b) Pro Forma Financial Information
     The required unaudited pro forma financial information as of and for the three months ended March 31, 2010 and for the year ended December 31, 2009 are attached hereto as Exhibit 99.5 and are incorporated in its entirety herein by reference.
(d) The following exhibits are furnished with this report on Form 8-K.

Exhibit No.	Description
10.1	Stock Purchase Agreement, dated as of May 3, 2010, by and among The LPA Group Incorporated, Arthur E. Parrish, Robert Glenn Lott, Arthur E. Parrish, as Shareholders’ Representative, and Michael Baker Corporation.*

23.1	Consent of Independent Certified Public Accountants

99.1	Press release dated May 4, 2010.*

99.2	Investor Webcast dated May 4, 2010. *

99.3	Combined Financial Statements and Report of Independent Certified Public Accountants, The LPA Group, December 31, 2009

99.4	Condensed Combined Financial Statements, The LPA Group, March 31, 2010 and 2009

99.5	Unaudited Pro Forma Condensed Combined Financial Information

*	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on May 5, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAEL BAKER CORPORATION
By:	/s/ Michael J. Zugay
Michael J. Zugay
Executive Vice President and Chief Financial Officer

Date: July 15, 2010

EXHIBIT INDEX

Exhibit No.	Description
10.1	Stock Purchase Agreement, dated as of May 3, 2010, by and among The LPA Group Incorporated, Arthur E. Parrish, Robert Glenn Lott, Arthur E. Parrish, as Shareholders’ Representative, and Michael Baker Corporation.*

23.1	Consent of Independent Certified Public Accountants

99.1	Press release dated May 4, 2010.*

99.2	Investor Webcast dated May 4, 2010. *

99.3	Combined Financial Statements and Report of Independent Certified Public Accountants, The LPA Group, December 31, 2009

99.4	Condensed Combined Financial Statements, The LPA Group, March 31, 2010 and 2009

99.5	Unaudited Pro Forma Condensed Combined Financial Information

*	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on May 5, 2010.